Filed under Rules 497(e) and 497(k)

Registration No. 333-08653

Seasons Series Trust

SA American Century Inflation Protection Portfolio

(the “Portfolio”)

Supplement dated January 8, 2025

to the Portfolio’s Summary Prospectus and Prospectus dated

July 29, 2024, as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA American Century Inflation Protection Portfolio – Investment Adviser,” the following information is added to the table under the heading “Portfolio Managers”:

Name and Title	Portfolio Manager of the Portfolio Since

Stephen Bartolini, CFA Vice President and Senior Portfolio Manager	2024

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadvisers,” “American Century Investment Management, Inc. (“American Century”),” the second paragraph is deleted and replaced with the following:

The SA American Century Inflation Protection Portfolio is managed by a team consisting of Robert V. Gahagan, Miguel Castillo, James E. Platz, Charles Tan and Stephen Bartolini.

In the same section, the following information is added after the sixth paragraph:

Mr. Bartolini, Vice President and Senior Portfolio Manager, joined American Century in September 2024. He brings 25 years of experience in a variety of fixed income sectors. Prior to joining American Century, Mr. Bartolini was a portfolio manager at T. Rowe Price and the co-head of the Global Interest Rate and Currency strategy team. Previously, he was a director of portfolio management with Fannie Mae. He is a CFA charterholder.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus or Prospectus, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-812546-ACI1 (1/25)